UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2007

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square
Cambridge, MA  02139
(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Agreement.

On April 26, 2007, Dyax Corp. (the “Company”) entered into an employment letter agreement with Gustav Christensen (the “Letter Agreement”) appointing him Executive Vice President and Chief Business Officer.  Under the Letter Agreement, Mr. Christensen’s annual base salary is $325,000.  He is also eligible to receive an annual bonus of up to forty percent of his base salary (or pro rata portion thereof with respect to his service in 2007), which will be based on the attainment of specific individual, departmental and corporate objectives and subject to approval by the Compensation Committee of the Company’s Board of Directors.

Pursuant to the Letter Agreement, Mr. Christensen was granted stock options to purchase 80,000 shares of the Company’s common stock at an exercise price of $4.52 per share, which will vest in 48 substantially equal monthly installments over four years.

The Letter Agreement also provides that, among other things, if Mr. Christensen is terminated without cause (as defined therein), the Company must continue to pay him at his then current salary for six months.

Mr. Christensen also executed the Company’s standard form of change of control agreement for executive officers on April 26, 2007 under which he is entitled to specified benefits under particular conditions if he is terminated in connection with, or within twelve months after, a change in control of the Company.  Under the change of control agreement, Mr. Christensen is entitled to receive, as severance, his base salary for a period of six months if he is terminated without cause, or if he resigns due to a the material diminution of his duties, a reduction in his base salary, or the relocation of the site at which he performs his principal duties for the Company that is more than 50 miles from the prior site.  Additionally, following a termination under these circumstances, any outstanding unvested options and  restricted stock awards held by Mr. Christensen would be fully accelerated.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Employment Letter Agreement between Dyax Corp. and Gustav Christensen dated April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: May 2, 2007	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Chief Financial Officer, Executive Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Letter Agreement between Dyax Corp. and Gustav Christensen dated April 26, 2007.